UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2006
HUMAN GENOME SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-022962	22-3178468
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
14200 Shady Grove Road, Rockville, Maryland 20850-7464
(Address of principal executive offices)                  (ZIP Code)
Registrant’s telephone number, including area code: (301) 309-8504
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On November 28, 2006, William D. Young submitted his resignation from the Board of Directors of Human Genome Sciences, Inc. (the “Company”) to devote more time to his other business and personal interests. A member of our Board of Directors since 2003, Mr. Young has provided valuable expertise to the Company. The Company appreciates his hard work and dedication and wishes him well.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

/s/ James H. Davis, Ph.D.

Name:	James H. Davis, Ph.D.
Title:	Executive Vice President, General Counsel
and Secretary
Date: December 4, 2006